UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-50774                 41-2052984
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                 Number)            Identification Number)

             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      During June 2005, IPEX, Inc. (the "Company") retained Patient Safety Technologies, Inc. ("PST") to serve as a business consultant to the Company. On June 30, 2005, the Company agreed with PST as to the scope of such consulting services and the consideration for such services. PST has provided and/or will provide if reasonably necessary within the next 12 months, the following services (the "Services") to the Company: (a) substantial review of the Company's business and operations in order to facilitate an analysis of the Company's strategic options regarding a turnaround of the Company; (b) providing advice in the following areas: (i) identification of financing sources for the Company; (ii) providing capital introductions to the Company of financial institutions and/or strategic investors; (iii) evaluation and recommendation of candidates for appointment as officers, directors or employees of the Company;
(iv) making personnel of PST available to the Company to provide services to the Company on a temporary or permanent basis; (v) evaluation and/or negotiation of merger or sale opportunities for the Company, or such other form of transaction or endeavor which the Company may elect to pursue; and (vi) providing any other services as are mutually agreed upon in writing by PST and Wolfgang Grabher from time to time; and (c) assisting the Company in installing a new management team.

      Wolfgang Grabher, the majority shareholder of the Company, former President, former Chief Executive Officer and former director of the Company, in consideration for the Services, personally agreed to pay to PST, on or before August 15, 2005 either: (a) 500,000 shares of common stock of the Company, or
(b) $1,500,000 in cash, as a non-refundable consulting fee. Whether the consulting fee is paid in the form of common stock of the Company or cash is in the sole discretion of Mr. Grabher.

      Milton "Todd" Ault, III is Chairman of the Company's Board of Directors and interim Chief Executive Officer of the Company and is Chairman and Chief Executive Officer of PST. Mr. Ault also beneficially owns 20,897,865 shares of the Company's 28,195,566 outstanding shares of common stock. 18,855,900 of such shares which are beneficially owned by Mr. Ault are pursuant to an irrevocable voting proxy granted to Mr. Ault by Mr. Grabher. Alice Campbell is a director of the Company and is a director of PST. The Company's management believes the consulting agreement with PST is on terms at least as favorable as could be obtained with unrelated third parties.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number            Description
--------------------------------------------------------------------------------
10.1              Consulting Agreement among Wolfgang Grabher and Patient Safety
                  Technologies, Inc.

10.2 Agreement between Patient Safety Technologies, Inc. and IPEX, Inc. dated July 7, 2005


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IPEX, Inc.


Dated: July 7, 2005                        By:  /s/ Milton Ault
                                               ---------------------------------
                                           Name:    Milton "Todd" Ault, III
                                           Title:   Chief Executive Officer


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